UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2007

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10165 McKellar Court
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:                                (858) 552-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 1, 2007, Quidel Corporation (the “Company”) announced that Mark E. Paiz, the Company’s Chief Operating Officer, will resign effective as of August 31, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

In connection with Mr. Paiz’s anticipated resignation, the Company and Mr. Paiz entered into a separation and release agreement (the “Separation and Release Agreement”), dated June 1, 2007, confirming the parties’ understandings as to Mr. Paiz’s employment prior to his resignation and each party’s commitments and obligations on and after the termination of Mr. Paiz’s employment with the Company.

Under the Separation and Release Agreement, Mr. Paiz will remain an “at-will” employee of, and will continue full-time employment with, the Company in this manner through his resignation date.  Mr. Paiz’s salary and employee benefits will continue at the same level as currently in effect through the end of his service as an employee of the Company.  Under the Separation and Release Agreement and post-employment, Mr. Paiz has agreed to provide up to twenty-four hours per month for consultations for the Company’s benefit through the period ending August 31, 2008.  In addition, Mr. Paiz has agreed (i) through August 31, 2008, not to provide services in any capacity with a company that competes or is planning to compete with the Company, and (ii) for a period of two years following termination of his employment, not to solicit or attempt to solicit any employee or consultant of the Company to leave or terminate their relationship with the Company.  In exchange for the foregoing and other consideration under the Separation and Release Agreement, Mr. Paiz will receive $300,000 plus payment for outplacement services and six months of COBRA insurance premium payments.

The description of the Separation and Release Agreement provided above is qualified in its entirety by reference to the full text of the Separation and Release Agreement, which is attached hereto as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                  Exhibits.

The following exhibits are filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Separation and Release Agreement, between Mark E. Paiz and the Company, dated June 1, 2007.

99.1	Press Release, dated June 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2007
QUIDEL CORPORATION

	By:	/s/ Robert J. Bujarski
	Name:	Robert J. Bujarski
	Its:	Senior Vice President, General Counsel &
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Separation and Release Agreement, between Mark E. Paiz and the Company, dated June 1, 2007.

99.1	Press Release, dated June 1, 2007.